UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 5, 1999
                                                          --------------

                                MERIX CORPORATION


 Oregon                                   0-23818            93-1135197
--------------------------------------------------------------------------------
(State or other jurisdiction of          (Commission        (IRS Employer
 incorporation or organization)           File No.)          Identification No.)


 1521 Poplar Lane, Forest Grove, Oregon                      97116
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


                                 (503) 359-9300
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

--------------------------------------------------------------------------------
Item 4.  Changes in Registrant's Certifying Accountant

     On August 5, 1999, with the recommendation of the Audit Committee and approval of the Board of Directors, the Company dismissed Deloitte & Touche LLP as its independent auditors. Deloitte & Touche's reports on the Company's financial statements for the last two years did not contain an adverse opinion or a disclaimer of opinion and the reports were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's last two fiscal years and during the current year, through August 5, 1999, there have not been any disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Company does not believe there is any additional information regarding Deloitte & Touche required to be reported pursuant to Item 304 of Regulation S-K.

     The Company has requested that Deloitte & Touche furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as an exhibit to this Form 8-K.

     Effective August 5, 1999 the Company has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year.

Item 7. Financial Statement and Exhibits
----------------------------------------

     (c)  Exhibits

          16. Letter from Deloitte & Touche LLP re change in certifying accountant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 1999

                                       MERIX CORPORATION



                                       By JANIE S. BROWN
                                          --------------------------------------
                                          Janie S. Brown
                                          Vice President, Treasurer and
                                          Chief Financial Officer
                                          (Principal Financial Officer)

                                        3